SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 5, 2003

INTERNATIONAL MULTIFOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6699	41-0871880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cheshire Lane, Suite 300, Minnetonka, Minnesota		55305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 594-3300

Not applicable
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                    Press release of International Multifoods Corporation dated December 5, 2003.

Item 9.                                                           Regulation FD Disclosure

On December 5, 2003, International Multifoods Corporation (the “Company”) announced that Dan C. Swander, president and chief operating officer, is leaving the Company at the end of February 2004 and that the Company has retained Deloitte to conduct an organizational assessment.  See the Company’s press release dated December 5, 2003, which is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MULTIFOODS CORPORATION

Date: December 5, 2003	By	/s/ Gary E. Costley
Gary E. Costley
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1                   Press release of International Multifoods Corporation dated December 5, 2003.